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                                                                    EXHIBIT 10.1


                         MASTER RESTRUCTURING AGREEMENT


                                  BY AND AMONG


                           PRIDE INTERNATIONAL, INC.


                                      AND


                                DRILLPETRO INC.

                                 TECHDRILL INC.


                                      AND


                  FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

                         FIRST RESERVE FUND VIII, L.P.

                      MARITIMA PETROLEO E ENGENHARIA LTDA.

                        WESTVILLE MANAGEMENT CORPORATION


                                      AND


                        AMETHYST FINANCIAL COMPANY LTD.

                             PRIDE AMETHYST II LTD.



                           DATED AS OF MARCH 9, 2001
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                         MASTER RESTRUCTURING AGREEMENT

     This Master Restructuring Agreement is dated as of March 9, 2001 by and among (1) Pride International, Inc., a corporation organized under the laws of the State of Louisiana ("Buyer"), (2) Drillpetro Inc., an international business company organized with limited liability under the laws of the Bahamas ("Drillpetro"), and Techdrill Inc., an international business company organized with limited liability under the laws of the Bahamas ("Techdrill" and together with Drillpetro, "Sellers"), (3) First Reserve Fund VII, Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("Fund VII"), First Reserve Fund VIII, L.P., a limited partnership organized under the laws of the State of Delaware ("Fund VIII" and together with Fund VII, "First Reserve"), Maritima Petroleo e Engenharia Ltda., a privately held company with limited liability organized under the laws of Brazil ("Maritima"), and Westville Management Corporation, an international business company organized with limited liability under the laws of the British Virgin Islands ("Westville"), and (4) Amethyst Financial Company Ltd., an international business company organized with limited liability under the laws of the British Virgin Islands (the "Company"), and Pride Amethyst II Ltd., an international business company organized with limited liability under the laws of the British Virgin Islands ("Amethyst II"). Buyer, Sellers, First Reserve, Maritima, Westville, the Company and Amethyst II may hereinafter be referred to individually as a "Party" and together as the "Parties."

                              W I T N E S S E T H

     WHEREAS, Sellers and First Reserve own common shares, par value $1.00 per share, of the capital stock of the Company;

     WHEREAS, Sellers have made subordinated loans and equity contributions to the Company, and First Reserve has made equity contributions to the Company;

     WHEREAS, prior to the date of this Agreement, the Company has subscribed for and acquired 10,500 common shares, par value $1.00 per share, of the capital stock of Amethyst II in consideration for the Company's assets and liabilities identified in Schedule 0 to this Agreement;

     WHEREAS, as a result of the foregoing, the Company owns three direct Subsidiaries (as defined below), Amethyst II, Petrodrill Six Limited, an international business company organized with limited liability under the laws of the British Virgin Islands ("Petrodrill Six"), and Petrodrill Seven Limited, an international business company organized with limited liability under the laws of the British Virgin Islands ("Petrodrill Seven" and together with Petrodrill Six, the "Petrodrills");

     WHEREAS, simultaneously with the execution of this Agreement, Buyer and First Reserve have executed an Exchange Agreement substantially in the form of Exhibit A to this Agreement (the "Exchange Agreement") pursuant to which, following the distribution to First Reserve of certain Amethyst II Shares (as defined below) pursuant to Section 4.02(d), First Reserve desires to dispose of its direct and indirect interests in the Petrodrills in accordance with, and subject to the terms and conditions of, this Agreement and the Transaction Documents (as defined below) (including the Exchange Agreement);

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     WHEREAS, Sellers desire to sell all of their direct and indirect interests in the Petrodrills to Buyer, and Buyer desires to purchase all of Sellers' direct and indirect interests in the Petrodrills, in accordance with, and subject to the terms and conditions of, this Agreement and the Transaction Documents (as defined below);

     NOW, THEREFORE, in consideration of the foregoing premises and of the representations, warranties, covenants, agreements and conditions contained in this Agreement, the Parties hereby agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     1.01 Definitions. For all purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

          "Additional Note" means a convertible senior note in the original principal amount of $32,000,000, substantially in the form of Exhibit B, made payable by Buyer to Drillpetro.

          "Affiliate" means, in respect of a referenced Person, any other Person that directly or indirectly controls, is controlled by or is under common control with that referenced Person (for purposes of this definition, "control" means, in respect of a Person, the power to direct or cause the direction of the management or policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise); provided, however, that, for all purposes of this Agreement, UKGB shall be deemed to be an "Affiliate" of Maritima whether or not UKGB meets the foregoing definition.

          "Agency Agreements" means the agreements listed in Schedule 1.01A.

          "Agreement" means this Master Restructuring Agreement, including all Exhibits and Schedules to this Master Restructuring Agreement, and all amendments to any of the foregoing that may be made from time to time in accordance with the terms of this Master Restructuring Agreement.

          "Amethyst II" has the meaning given to that term in the recitals to this Agreement.

          "Amethyst II Shares" means common shares, par value US$1.00 per share, of the capital stock of Amethyst II.

          "Bank Letter of Credit" means an irrevocable standby letter of credit in favor of Buyer issued by a financial institution acceptable to Buyer in the form of Exhibit C.

          "BiGem" means BiGem Holdings N.V., a corporation organized with limited liability under the laws of the Netherlands Antilles.

          "Business Day" means a day upon which national banks operating in Houston, Texas and New York, New York are open for business.

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          "Buyer" has the meaning given to that term in the first paragraph of this Agreement.

          "Buyer SEC Documents" has the meaning given to that term in Section 7.06.

          "Buy-Sell Parties" means Buyer, Sellers and First Reserve.

          "Closing" has the meaning given to that term in Section 4.01.

          "Closing Adjustment" means the difference (which, for the avoidance of doubt, may be a positive or negative number) equal to (a) the amount of any assets that are reflected on the Year-End Pro Forma Balance Sheet to be assets of Amethyst II that are determined to have been properly allocable to the Company or that have been expended in connection with the business or operations of the Company, minus (b) the sum of (i) the amount of any assets that are reflected on the Year-End Pro Forma Balance Sheet to be assets of the Company that are determined to have been properly allocable to Amethyst II or that have been expended in connection with the business or operations of Amethyst II and (ii) the amount of any assets that are contributed to the Company after December 31, 2000 that have been expended in connection with the business or operations of Amethyst II.

          "Closing Balance Sheet" means the cash basis balance sheet of the Company and Amethyst II as of that Closing Date (after giving effect to the transactions contemplated by this Agreement) prepared in accordance with GAAP and, to the extent not inconsistent with GAAP, using the same accounting policies that were used in preparing the Year-End Pro Forma Balance Sheet.

          "Closing Date" has the meaning given to that term in Section 4.01.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" has the meaning given to that term in the first paragraph of this Agreement.

          "Converted Stock" has the meaning given to that term in Section 5.09.

          "Convertible Notes" means the Purchase Notes and the Additional Note.

          "Drillpetro" has the meaning given to that term in the first paragraph of this Agreement.

          "Drillpetro Loan Interests" means lender interests in subordinated loans to the Company in the aggregate principal amount of $17,039,128.

          "Drillpetro Purchase Note" means a convertible senior note in the original principal amount of $42,277,804 substantially in the form of Exhibit B, made payable by Buyer to Drillpetro.

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          "Drillpetro Shares" means 5,088 Shares represented by the Company's
     Share Certificate Nos. 1 and 4.

          "Encumbrances" means mortgages, pledges, liens, encumbrances, security interests, charges, claims, preemptive or subscription rights, rights of first refusal or offer, options, put or call rights, warrants, consent rights, restrictive covenants, easements, conditional and installment sale agreements, activity and use limitations, deed restrictions and any other contractual limitations or restrictions or title imperfection of any kind or nature (but, for the avoidance of doubt, shall not include restrictions on transfer that may be imposed under federal, state, local, foreign and provincial securities laws).

          "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

          "Exchange Agreement" has the meaning given to that term in the recitals to this Agreement.

          "First Reserve" has the meaning given to that term in the first paragraph of this Agreement.

          "Fund VII" has the meaning given to that term in the first paragraph of this Agreement.

          "Fund VII Shares" means 150 Shares represented by the Company's Share Certificate No. 7.

          "Fund VIII" has the meaning given to that term in the first paragraph of this Agreement.

          "Fund VIII Shares" means 1,100 Shares represented by the Company's Share Certificate No. 8.

          "GAAP" means United States generally accepted accounting principles consistently applied.

          "Heads of Terms" means the Heads of Terms Agreement dated January 16, 2001 by and among Buyer, Maritima, Sellers and Westville.

          "Indenture" has the meaning given to that term in Section 4.02(a).

          "Independent Accounting Firm" means PricewaterhouseCoopers N.V.

          "Joint Venture Companies" means the Company, Amethyst II, the Petrodrills, Pridemaritima, Petrodrill Engineering and BiGem.

          "Loan Interests" means the Drillpetro Loan Interests and the Techdrill Loan Interests.

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          "Macae Lease" means a lease by Pride do Brasil of real property owned by Maritima at Macae, Estado do Rio de Janeiro, Brazil, substantially in the form of Exhibit D.

          "Maritima" has the meaning given to that term in the first paragraph of this Agreement.

          "Material Adverse Effect" means an event or events that, individually or in the aggregate, (a) have had or could reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Company or any of its Subsidiaries, including any event or events that have resulted or could reasonably be expected to result in a loss, cost or diminution in value of $100,000 or more, (b) have had or could reasonably be expected to have a material adverse effect on the ability of any Party to perform its obligations under, or in connection with, this Agreement or any Transaction Document or (c) prevent or could reasonably be expected to prevent the consummation of any of the transactions contemplated by this Agreement or any Transaction Document.

          "Minutes of Agreement" means the Minutes of Agreement Relating to the Petrobras Contracts dated July 2, 1998 by and among Drillpetro, Westville and Techdrill.

          "Mr. Efromovich" means Mr. German Efromovich, a resident of Brazil.

          "New Fee Agreements" means fee agreements substantially in the form of Exhibit E between Petrodrill Six or Petrodrill Seven, on the one hand, and Rapisardi and UKGB, on the other hand.

          "Party" and "Parties" have the meanings given to those terms in the first paragraph of this Agreement.

          "Petrobras" means Petroleo Brasileiro S.A., a corporation organized under the laws of Brazil.

          "Petrodrill Engineering" means Petrodrill Engineering N.V., a corporation organized with limited liability under the laws of the Netherlands Antilles.

          "Petrodrill Six" has the meaning given to that term in the fourth paragraph of this Agreement.

          "Petrodrill Seven" has the meaning given to that term in the fourth paragraph of this Agreement.

          "Petrodrills" has the meaning given to that term in the fourth paragraph of this Agreement.

          "Person" means any natural person, partnership, joint venture, corporation, limited liability company, limited liability partnership, association, business,

                                       5
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     unincorporated organization, trust, governmental authority, department or agency of a governmental authority or any other entity or organization.

          "Pride Common Stock" means common shares, no par value, of the capital stock of Buyer.

          "Pride do Brasil" means Pride do Brasil Ltda., a privately held company with limited liability organized under the laws of Brazil.

          "Pride Letter" means the letter from Buyer to Maritima and Sellers dated January 16, 2001 relating to the Heads of Terms and Supplemental Terms.

          "Pride Foramer" means Pride Foramer S.A.S., a company organized with limited liability under the laws of France.

          "Pridemaritima" means Pridemaritima Ltd. (formerly Formaritima Ltd.), an international business company organized with limited liability under the laws of the British Virgin Islands.

          "Purchase Agreement" means the Securities Purchase Agreement dated May 5, 1999, as amended by the Letter Agreements dated June 4, 1999,
     June 18, 1999, June 21, 1999 and July 14, 1999 and by the Put and Exchange Agreement dated September 14, 1999, by and between Buyer and Fund VIII.

          "Purchase Notes" means the Drillpetro Purchase Note and the Techdrill Purchase Note.

          "Rapisardi" means Rapisardi Investment Limited, an international business company organized with limited liability under the laws of the British Virgin Islands.

          "Registration Rights Agreement" means a registration rights agreement by and among Buyer, Sellers and Maritima substantially in the form of Exhibit F.

          "Relevant Buyer Affiliate" means each Affiliate of Buyer taking action, or which Buyer is required to cause to take action, in connection with this Agreement or any other Transaction Document or executing, or which Buyer is required to cause to execute, this Agreement or any other Transaction Document.

          "Relevant Maritima Affiliate" means each Affiliate of Maritima taking action, or which Maritima is required to cause to take action, in connection with this Agreement or any other Transaction Document or executing, or which Maritima is required to cause to execute, this Agreement or any other Transaction Document.

          "Rescheduled Note" means a senior promissory note in the original principal amount of $9,093,558.34, substantially in the form of Exhibit G, made payable by Maritima, Sellers and Mr. Efromovich (jointly and severally) to Buyer.

          "Securities Act" means the U.S. Securities Act of 1933, as amended.

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          "Seller Shares" means the Drillpetro Shares and the Techdrill Shares.

          "Sellers" has the meaning given to that term in the first paragraph of this Agreement.

          "September 14 Agreement" has the meaning given to that term in Section 8.06.

          "Share" means a common share, par value $1.00 per share, of the capital stock of the Company, including the corporate and financial rights pertaining to that common share (including rights to dividends and distributions in shares or other securities, in kind, in cash or otherwise, but excluding any rights to the distribution of Amethyst II Shares contemplated by Section 4.02(d)) from and after the date of this Agreement.

          "Shareholders" means Drillpetro, Techdrill, Westville, Fund VII and Fund VIII.

          "Subsidiary" means, in respect of a referenced Person, any other Person of which more than 50% of either the equity interests, or control, is directly or indirectly beneficially owned by that referenced Person (for purposes of this definition, "control" means, in respect of a Person, the power to direct or cause the direction of the management or policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise).

          "Supplemental Terms" means the Supplemental Terms Agreement dated January 16, 2001 by and among Buyer, Maritima, Sellers and Westville.

          "Taxes" means all federal, foreign, state and local net income, gross income, gross receipts, sales, use, ad valorem, value-added, franchise, withholding, payroll, employment, excise, property, excess profit or other taxes, together with any interest on those taxes and any penalties, additions to tax or additional amounts applicable to those taxes.

          "Tax Returns" means returns, information returns and statements and reports in respect of Taxes.

          "Techdrill" has the meaning given to that term in the first paragraph of this Agreement.

          "Techdrill Loan Interests" means lender interests in subordinated loans to the Company in the aggregate principal amount of $4,692,139.

          "Techdrill Purchase Note" means a convertible senior note in the original principal amount of $11,575,414 substantially in the form of Exhibit B, made payable by Buyer to Techdrill.

          "Techdrill Shares" means 1,387 Shares represented by the Company's Share Certificate Nos. 2 and 5.

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          "Transaction Documents" means all agreements, instruments, documents and other writings referenced in, or contemplated by, this Agreement or executed in connection with this Agreement or any of the agreements, instruments, documents and other writings referenced in, or contemplated by, this Agreement or executed in connection with the transactions contemplated by this Agreement or any of the foregoing agreements, instruments, documents or other writings.

          "Trustee" has the meaning given to that term in Section 4.02(a).

          "UKGB" means U.K. Guaranty & Bonding Corp. Limited, an international business company organized with limited liability under the laws of the Bahamas.

          "Westville" means Westville Management Corporation, an international business company organized with limited liability under the laws of the British Virgin Islands.

          "Workships" means Workships Contractors B.V., a company organized with limited liability under the laws of the Netherlands.

          "Year-End Pro Forma Balance Sheet" means the cash basis pro forma (giving effect to the transactions contemplated by this Agreement) balance sheet of the Company and Amethyst II as of December 31, 2000 that is attached to this Agreement as Exhibit R.

          "Year-End Cash Balance" means all of the current assets on the Company's balance sheet at the close of business on December 31, 2000.

          "$" means the U.S. dollar, the legal currency of the United States of America.

     1.02 Interpretation. In this Agreement, unless the context otherwise requires, the singular shall include the plural, the masculine shall include the feminine and neuter and vice versa. The terms "include," "includes" and "including," when used in this Agreement, shall be deemed to be followed by the words "without limitation." Each reference to an Article, Section, Exhibit or
Schedule in this Agreement shall be a reference to an Article or Section of, or Exhibit or Schedule to, this Agreement unless otherwise specified. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement. Each reference in this Agreement to a given agreement or instrument shall be a reference to that agreement or instrument as modified, amended, supplemented and restated through the date as of which that reference is made. Headings in this Agreement are for the convenience of the Parties and have no effect on the meaning of this Agreement. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

                                  ARTICLE II

                       PURCHASE AND SALE; CONSIDERATION

     2.01 Transfer of Shares. In accordance with, and subject to the terms and conditions of, this Agreement and the other Transaction Documents, Sellers shall, on the Closing Date, sell,

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convey, transfer, assign, set over and deliver to Buyer, and Buyer shall purchase from Sellers, the Seller Shares, free and clear of all Encumbrances.

     2.02 Transfer of Loan Interests. In accordance with, and subject to the terms and conditions of, this Agreement and the other Transaction Documents, Sellers shall, on the Closing Date, sell, convey, transfer, assign, set over and deliver to Buyer, and Buyer shall purchase from Sellers, the Loan Interests, free and clear of all Encumbrances.

     2.03 Purchase Notes. The total consideration payable by Buyer to Sellers for the sale, conveyance, transfer, assignment, set-over and delivery of the Seller Shares and the Loan Interests in accordance with Sections 2.01 and 2.02 shall be as follows:

          (a) to Drillpetro for the Drillpetro Shares and the Drillpetro Loan Interests, the Drillpetro Purchase Note; and

          (b) to Techdrill for the Techdrill Shares and the Techdrill Loan Interests, the Techdrill Purchase Note.

The total consideration shall be paid to Sellers in accordance with
Section 4.02.

     2.04 Post-Closing Adjustment--Allocation Between the Company and
Amethyst II.

          (a) Buyer and Sellers shall, within five days after the Closing, appoint the Independent Accounting Firm to determine the Closing Adjustment within 30 days after the Independent Accounting Firm's appointment. Buyer and Sellers shall instruct the Independent Accounting Firm to include in its determination its calculation in reasonable detail of the Closing Adjustment and the Closing Balance Sheet. The Company, Amethyst II, Buyer and Sellers agree to cooperate with the Independent Accounting Firm and to provide the Independent Accounting Firm with the information the Independent Accounting Firm reasonably requests to enable the Independent Accounting Firm to make the required determination. The determination of the Independent Accounting Firm shall be binding on the Parties. The fees and costs of the Independent Accounting Firm associated with the determination required by this Section 2.04(a) shall be paid by the Company.

          (b) Upon final determination of the Closing Adjustment by binding determination of the Independent Accounting Firm in accordance with Section 2.04(a), (i) if the Closing Adjustment is positive, the Company shall pay to Amethyst II the amount of that Closing Adjustment and (ii) if the Closing Adjustment is negative, Amethyst II shall pay to the Company the amount of that Closing Adjustment. The payment required by this Section 2.04(b), if any, shall be made within 15 days following final determination of the Closing Adjustment.

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                                  ARTICLE III

       CANCELLATION AND RELEASE OF THE AGENCY AGREEMENTS AND MINUTES OF
                         AGREEMENT; NEW FEE AGREEMENTS

     3.01 Cancellation and Release; New Fee Agreements. In accordance with, and subject to the terms and conditions of, this Agreement and the other Transaction Documents, Drillpetro, UKGB, Rapisardi, Westville, Techdrill and the Petrodrills, as applicable, shall, on the Closing Date, (a) cancel and terminate the Agency Agreements, (b) partially cancel and terminate the Minutes of Agreement in accordance with a deed of release, discharge, cancellation and termination substantially in the form of Exhibit S, (c) fully and completely release and discharge the other parties to the Agency Agreements from all duties, liabilities, covenants and obligations under, and in connection with, the Agency Agreements, (d) fully and completely release and discharge the other parties to the Minutes of Agreement from certain duties, liabilities, covenants and obligations under, and in connection with, the Minutes of Agreement in accordance with a deed of release, discharge, cancellation and termination substantially in the form of Exhibit S and (e) execute and deliver the New Fee Agreements.

     3.02 Additional Note. The total consideration payable by Buyer for the cancellation, termination, release and discharge contemplated by Section 3.01 shall be the Additional Note. The Additional Note shall be paid to Drillpetro by request of Maritima on behalf of Drillpetro, UKGB and Rapisardi. The total consideration shall be paid to Drillpetro in accordance with Section 4.02.

                                  ARTICLE IV

                                  THE CLOSING

     4.01 Time and Place. The (a) sale, conveyance, transfer, assignment, set over and delivery of the Seller Shares and the Loan Interests to Buyer, (b) delivery of the Purchase Notes to Sellers, (c) cancellation and termination of, and release and discharge of duties, liabilities, covenants and obligations under and in connection with, the Agency Agreements, (d) partial cancellation and termination of, and release and discharge of certain duties, liabilities, covenants and obligations under and in connection with, the Minutes of Agreement, (e) execution and delivery of the Additional Note and the New Fee Agreements, (f) consummation of the transactions contemplated by the Exchange Agreement and (g) consummation of the other transactions contemplated by this Agreement that, by their nature, are to be consummated at the Closing shall take place at a closing (the "Closing") to be held at the offices of Baker Botts L.L.P., 910 Louisiana, Houston, Texas 77002, at 10:00 a.m. (or another mutually acceptable time) on the date of this Agreement (the time and date of the Closing, the "Closing Date").

     4.02 Closing Sequence. The following actions in the sequence set forth in this Section 4.02 shall be taken at the Closing. The actions set forth in this
Section 4.02 shall occur sequentially but shall be deemed to occur simultaneously; provided, however, that none of the actions taken pursuant to this Section 4.02 shall be valid, completed or binding until all of the actions to be taken pursuant to this Section 4.02 have been completed.

          (a) Buyer shall contribute or shall cause the contribution to the Company the funds required to cause the satisfaction and discharge of the Indenture (the "Indenture") dated November 1, 1999 by and among the Company, Buyer, Maritima and Wilmington Trust Company, as trustee (the "Trustee").

          (b) The Company shall cause the satisfaction and discharge of the Indenture.

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          (c) The Company shall deliver to Maritima the Letter of Credit No.
     S173431 issued by HSBC Bank USA (formerly Republic National Bank of New
     York) on November 1, 1999 in favor of the Trustee.

          (d) The Company shall make a distribution to each Shareholder of one Amethyst II Share for each Share held by that Shareholder, so that Amethyst II Shares are distributed to the Shareholders as follows:

               (i) 5,088 of those Amethyst II Shares to Drillpetro;

               (ii) 2,775 of those Amethyst II Shares to Westville;

               (iii)  1,387 of those Amethyst II Shares to Techdrill;

               (iv) 1,100 of those Amethyst II Shares to Fund VIII; and

               (v) 150 of those Amethyst II Shares to Fund VII.

     In order to effectuate the foregoing distribution:

                (i) the Company shall deliver to each Shareholder a stock certificate representing the Amethyst II Shares distributed to that Shareholder duly endorsed to that Shareholder or accompanied by a stock power duly endorsed to that Shareholder;

                (ii) the Company, each Shareholder and Amethyst II shall execute and deliver any instruments of transfer of title required to transfer to that Shareholder good and valid title to the Amethyst II Shares distributed to that Shareholder; and

                (iii) Amethyst II shall cause the registration of the distribution of the Amethyst II Shares in accordance with this
           Section 4.02(d) to be reflected in the share register of Amethyst II.

          (e) (i) The parties to the agreements set forth on Schedule 4.02(e) shall cause the cancellation and termination of, and release and discharge of duties, liabilities, covenants and obligations under and in connection with, those agreements in accordance with a deed of release, discharge, cancellation and termination substantially in the form of Exhibit H, and Maritima shall deliver those deeds executed by Rapisardi, and (ii) the parties to the Minutes of Agreement shall cause the partial cancellation and termination of, and release and discharge of certain duties, liabilities, covenants and obligations under and in connection with, the Minutes of Agreement in accordance with a deed of release, discharge, cancellation and termination substantially in the form of Exhibit S.

          (f) The parties to the agreements set forth on Schedule 4.02(f) shall cause the cancellation and termination of, and release and discharge of duties, liabilities, covenants and obligations under and in connection with, those agreements in accordance with a deed of release, discharge, cancellation and termination substantially in the form of Exhibit I.

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          (g) The parties to the agreements set forth on Schedule 4.02(g) shall cause the cancellation and termination of, and release and discharge of duties, liabilities, covenants and obligations under and in connection with, those agreements in accordance with a deed of release, discharge, cancellation and termination substantially in the form of Exhibit J.

          (h) The parties to the agreements set forth on Schedule 4.02(h) shall execute and deliver a deed of confirmation substantially in the form of Exhibit K and deed of amendment and partial release, discharge, cancellation and termination substantially in the form of Exhibit L in respect of each of those agreements.

          (i) Sellers, Westville and First Reserve shall execute and deliver a shareholders agreement in respect of Amethyst II substantially in the form of Exhibit M.

          (j) The Company, the Petrodrills, Buyer and Maritima shall execute and deliver (A) a master amendment agreement substantially in the form of Exhibit N relating to each of (1) the Loan Agreement dated December 19, 1998 among Petro Dia Three S.A. and Petro Dia Four S.A., Petrodrill Six and Mitsubishi (UK) p.l.c. and (2) the Loan Agreement dated December 19, 1998 among Petro Dia Three S.A. and Petro Dia Four S.A., Petrodrill Seven and Mitsubishi (UK) p.l.c. and (B) any other documents or instruments contemplated by those master amendment agreements to which any of them are parties, and the Company shall deliver those master amendment agreements and other documents and instruments executed by all the other parties to those master amendment agreements and other documents and instruments.

          (k) Buyer and First Reserve shall perform their respective obligations under the Exchange Agreement.

          (l)  Drillpetro Shares, Techdrill Shares and Loan Interests

                (i) Drillpetro shall deliver to Buyer a stock certificate representing the Drillpetro Shares duly endorsed to Buyer or accompanied by a stock power duly endorsed to Buyer.

                (ii) Techdrill shall deliver to Buyer a stock certificate representing the Techdrill Shares duly endorsed to Buyer or accompanied by a stock power duly endorsed to Buyer.

                (iii) Drillpetro, Techdrill, Buyer and the Company shall execute and deliver a general assignment and assumption agreement relating to the Drillpetro Shares, Techdrill Shares and Loan Interests substantially in the form of Exhibit O.

                (iv) Drillpetro, Techdrill and Buyer shall execute any instruments of transfer of title required to transfer to Buyer good and valid title to the Drillpetro Shares, Techdrill Shares and Loan Interests, free and clear of all Encumbrances; and

                (v) The Company shall cause the registration of the transfer of the Drillpetro Shares and Techdrill Shares in accordance with this
           Section 4.02(l) to be reflected in the share register of the Company.

          (m)  Purchase Notes and Additional Note

                (i) Buyer and Drillpetro shall execute and deliver the Drillpetro Purchase Note and the Drillpetro Additional Note; and

                (ii) Buyer and Techdrill shall execute and deliver the Techdrill Purchase Note;

          (n) Buyer, Sellers and Maritima shall execute and deliver the Registration Rights Agreement.

          (o) Each of Petrodrill Six, Petrodrill Seven and UKGB shall execute and deliver the New Fee Agreements to which it is party, and Maritima shall deliver the New Fee Agreements executed by Rapisardi.

          (p) Maritima and each Seller shall cause those directors and officers of the Company and each of the Petrodrills listed in Schedule 4.02(p) to resign as of the Closing Date and shall provide to Buyer evidence of those resignations.

          (q) Pride shall execute and deliver to Maritima a letter of indemnity substantially in the form of Exhibit P.

          (r) Maritima, Sellers and Mr. Efromovich shall execute and deliver the Rescheduled Note.

          (s) Maritima, Sellers and Mr. Efromovich shall deliver the Bank Letter of Credit to Buyer.

          (t) Westville shall deliver to Maritima the promissory note and security agreement dated November 16, 1998 made by Maritima, Sellers and Mr. Efromovich in favor of Westville referencing an initial principal amount of $7,000,000 duly endorsed by Westville as fully released.

          (u)  Pride do Brasil and Maritima shall execute the Macae Lease.

          (v) Westville and Sellers shall execute and deliver a letter in respect of additional recoveries substantially in the form of Exhibit Q.

     4.03  Deliveries by Sellers.

          (a) In addition to any items the Sellers are required to deliver by other provisions of this Agreement, each Seller shall, at the Closing, deliver or cause to be delivered to Buyer and First Reserve the following items:

                (i) copies of any and all governmental and other third-party consents, waivers and approvals required by that Seller for the consummation of the transactions contemplated by this Agreement and the Transaction Documents;

                (ii) copies, certified by the Secretary or Assistant Secretary of each Seller for the benefit of Buyer, Westville and First Reserve, of corporate resolutions authorizing the execution and delivery of this Agreement and the Transaction Documents to which that Seller is party; and

                (iii) a certificate of the Secretary or Assistant Secretary of each Seller for the benefit of Buyer, Westville and First Reserve identifying the name and title and bearing the signature of the officers of that Seller authorized to execute and deliver this Agreement and the Transaction Documents to which that Seller is party.

          (b) Each Seller shall, at the Closing, execute and deliver or cause to be executed and delivered (i) written instructions to the Company's depositary, stock transfer agent or other appropriate party authorizing and directing the registration of the transfer of the Seller Shares from that Seller to Buyer, (ii) any other instruments necessary to amend the share registry of the Company to reflect the change in ownership of the Seller Shares and (iii) any documents required to demonstrate to the Registrar of Companies of the British Virgin Islands that the transfer of the Seller Shares from Sellers to the Buyer has occurred.

     4.04 Deliveries by Buyer. In addition to any items Buyer is required to deliver by other provisions of this Agreement, Buyer shall, at the Closing, deliver or cause to be delivered to Sellers, Maritima and First Reserve the following items:

          (a) copies of any and all governmental and other third-party consents, waivers and approvals required by Buyer for the consummation of the transactions contemplated by this Agreement and the Transaction Documents;

          (b) copies, certified by the Secretary or Assistant Secretary of Buyer for the benefit of Sellers, Maritima and First Reserve, of corporate resolutions authorizing the execution and delivery of this Agreement and the Transaction Documents to which Buyer is party; and

          (c) a certificate of the Secretary or Assistant Secretary of Buyer for the benefit of Sellers, Maritima and First Reserve identifying the name and title and bearing the signature of the officers of Buyer authorized to execute and deliver this Agreement and the Transaction Documents to which Buyer is party.

     4.05 Deliveries by Maritima. In addition to any items Maritima is required to deliver by other provisions of this Agreement, Maritima shall, at the Closing, deliver or cause to be delivered to Buyer, Westville and First Reserve the following items:

          (a) copies of any and all governmental and other third-party consents, waivers and approvals required by Maritima for the consummation of the transactions contemplated by this Agreement and the Transaction Documents;

          (b) copies, certified by the President of Maritima for the benefit of Buyer, Westville and First Reserve, of corporate resolutions authorizing the execution and delivery of this Agreement and the Transaction Documents to which Maritima is party; and

          (c) a certificate of the President of Maritima for the benefit of Buyer, Westville and First Reserve identifying the name and title and bearing the signature of the officers of Maritima authorized to execute and deliver this Agreement and the Transaction Documents to which Maritima is party.

                                   ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF MARITIMA AND SELLERS

     Each of Maritima and Sellers represents and warrants to Buyer and First Reserve prior to giving effect to the transactions contemplated by this Agreement and the Transaction Documents that:

     5.01 Incorporation; Qualification. Each of Maritima, Sellers and the other Relevant Maritima Affiliates is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own, lease and operate the properties and assets each currently owns, leases or operates and to carry on its business as is currently being conducted. Each of Maritima, Sellers and the other Relevant Maritima Affiliates is duly licensed or duly qualified to do business and is in good standing (to the extent the concept of good standing is applicable in such jurisdiction) under the laws of each jurisdiction in which the character of the properties and assets that it now owns, leases or operates or the nature of the business it now conducts requires it to be so duly licensed or duly qualified, except where the failure to be so duly licensed or duly qualified do not have a Material Adverse Effect.

     5.02 Authorization of Agreement. Each of Maritima, Sellers and the other Relevant Maritima Affiliates has full corporate power and authority (a) to execute and deliver this Agreement and the Transaction Documents to which it is party, (b) to consummate the transactions contemplated by this Agreement and the Transaction Documents that are to be consummated by it, and (c) to perform all of the terms and conditions of this Agreement and the Transaction Documents that are to be performed by it. The execution and delivery by each of Maritima, Sellers and the other Relevant Maritima Affiliates of this Agreement and the Transaction Documents to which it is party, the consummation by each of Maritima, Sellers and the other Relevant Maritima Affiliates of the transactions contemplated by this Agreement and the Transaction Documents that are to be consummated by it and the performance by each of Maritima, Sellers and the other Relevant Maritima Affiliates of all of the terms and conditions of this Agreement that are to be performed by it have been duly authorized and approved by all requisite corporate action on the part of each of Maritima, Sellers and the other Relevant Maritima Affiliates. Each of Maritima, Sellers and the other Relevant Maritima Affiliates has duly and validly executed and delivered this Agreement and the Transaction Documents to which it is party. This Agreement and the Transaction Documents to which any of Maritima, Sellers or the other Relevant Maritima Affiliates are parties constitute the legal, valid and binding obligations of those of Maritima, Sellers or the other Relevant Maritima Affiliates that are parties thereto, enforceable against each of those of Maritima, Sellers or the other Relevant Maritima Affiliates that are parties thereto in accordance with their respective terms and conditions, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law or under applicable legal codes).

     5.03 Consents and Approvals; No Violation. Except as set forth in Schedule 5.03, neither (a) the execution or delivery by each of Maritima, Sellers or the other Relevant Maritima Affiliates of this Agreement or any of the Transaction Documents to which it is party, nor (b) the fulfillment and compliance by each of Maritima, Sellers and the other Relevant Maritima Affiliates with the terms and conditions of this Agreement or the Transaction Documents to be complied with by it, nor (c) the consummation by each of Maritima, Sellers and the other Relevant Maritima Affiliates of the transactions contemplated by this Agreement and the Transaction Documents that are to be consummated by it will:

          (w) conflict with, result in a breach of or require the consent of any Person under any of the terms, conditions or provisions of the articles of association, memorandum of association, articles of incorporation, bylaws or equivalent governing instruments of Maritima, any Maritima Seller or any other Relevant Maritima Affiliate;

          (x) violate any provision of, or require any filing, consent, authorization, notice or approval under, any law, regulation, order, award, judgment, writ, injunction or decree applicable to, or binding upon, Maritima, any Maritima Seller or any other Relevant Maritima Affiliate;

          (y) conflict with, result in a breach of or default (without regard to requirements of notice or the lapse of time or both) under, give rise to any right of termination, cancellation or acceleration under, or require any consent, authorization, notice or approval under, the terms, conditions or provisions of (i) any mortgage, note, bond, indenture, loan or credit agreement or other agreement or instrument evidencing indebtedness for borrowed money to which any of Maritima, Sellers or the other Relevant Maritima Affiliates is a party or by which any of them is bound or to which any of their properties is subject or (ii) any other agreement, contract, lease, license or other instrument to which any of Maritima, Sellers or the other Relevant Maritima Affiliates is a party or by which any of them is bound or to which any of their properties is subject; or

          (z) result in the creation or imposition of any Encumbrance on any of the assets of the Company, Amethyst II or any of their Subsidiaries or on any of the Shares or on any of the Loan Interests;

except, in the case of clauses (x) and (y) of this Section 5.03, to the extent of any matters that do not, individually or in the aggregate, have a Material Adverse Effect.

     5.04 No Brokers. Neither Maritima, any Maritima Seller or any other Maritima Affiliate has, directly or indirectly, employed any broker, finder or intermediary in connection with the transactions contemplated by this Agreement or the Transaction Documents that might be entitled to a fee or commission from Buyer, Westville, First Reserve, the Company or its Subsidiaries, Amethyst II or its Subsidiaries or any Affiliate of Buyer upon the execution of this Agreement or the Transaction Documents or the consummation of the transactions contemplated by this Agreement and the Transaction Documents.

     5.05  Ownership of the Seller Shares and Loan Interests.

          (a) The Drillpetro Shares, which consist of 5,088 common shares, par value $1.00 per share, of the capital stock of the Company, are owned beneficially and of record by Drillpetro, which holds good and valid title to the Drillpetro Shares free and clear of all Encumbrances. The Techdrill Shares, which consist of 1,387 common shares, par value $1.00 per share, of the capital stock of the Company, are owned beneficially and of record by Techdrill, which holds good and valid title to the Techdrill Shares free and clear of all Encumbrances. The Drillpetro Shares and the Techdrill Shares have been duly authorized and validly issued, are fully paid and non-assessable and are currently issued and outstanding. None of the Drillpetro Shares or the Techdrill Shares have been issued in violation of, or are subject to, any third-party preemptive or subscription rights, rights of first refusal or offer, options, put or call rights, warrants, consent rights, restrictive covenants or any other agreements with any third party. Drillpetro has full legal right, power and authority to sell, convey, transfer, assign, set over and deliver the Drillpetro Shares to Buyer in accordance with, and subject to the terms and conditions of, this Agreement and the Transaction Documents. Techdrill has full legal right, power and authority to sell, convey, transfer, assign, set over and deliver the Techdrill Shares to Buyer in accordance with, and subject to the terms and conditions of, this Agreement and the Transaction Documents. Drillpetro will, at the Closing, sell, convey, transfer, assign, set over and deliver to Buyer the Drillpetro Shares, free and clear of any and all Encumbrances, and Buyer will, at the Closing, acquire good and valid title to the Drillpetro Shares, free and clear of any and all Encumbrances. Techdrill will, at the Closing, sell, convey, transfer, assign, set over and deliver to Buyer the Techdrill Shares, free and clear of any and all Encumbrances, and Buyer will, at the Closing, acquire good and valid title to the Techdrill Shares, free and clear of any and all Encumbrances.

          (b) Drillpetro holds good and valid title to the Drillpetro Loan Interests free and clear of all Encumbrances. Techdrill holds good and valid title to the Techdrill Loan Interests free and clear of all Encumbrances. None of the Drillpetro Loan Interests or the Techdrill Loan Interests have been repaid or discharged, in whole or in part. To the best knowledge of Maritima and Sellers having made diligent inquiry, the Drillpetro Loan Interests and the Techdrill Loan Interests are currently outstanding debt obligations of the Company. Drillpetro has full legal right, power and authority to sell, convey, transfer, assign, set over and deliver the Drillpetro Loan Interests to Buyer in accordance with, and subject to the terms and conditions of, this Agreement and the Transaction Documents. Techdrill has full legal right, power and authority to sell, convey, transfer, assign, set over and deliver the Techdrill Loan Interests to Buyer in accordance with, and subject to the terms and conditions of, this Agreement and the Transaction Documents.

     Drillpetro will, at the Closing, sell, convey, transfer, assign, set over and deliver to Buyer the Drillpetro Loan Interests, free and clear of any and all Encumbrances, and Buyer will, at the Closing, acquire good and valid title to the Drillpetro Loan Interests, free and clear of any and all Encumbrances. Techdrill will, at the Closing, sell, convey, transfer, assign, set over and deliver to Buyer the Techdrill Loan Interests, free and clear of any and all Encumbrances, and Buyer will, at the Closing, acquire good and valid title to the Techdrill Loan Interests, free and clear of any and all Encumbrances.

     5.06 Liabilities to Sellers. Except as set forth in Schedule 5.06, none of the Company or any of its Subsidiaries has any liability or obligation to Maritima, any Maritima Seller or any Affiliate of Maritima and none of Maritima, any Maritima Seller or any Affiliate of Maritima or any shareholder, director, officer or employee of any of the foregoing (a) has any authority to draw funds on any bank account maintained by or on behalf of the Company or any Subsidiary of the Company, (b) has any outstanding power of attorney (i) granted by the Company or any Subsidiary of the Company or (ii) relating to or affecting any of the assets or the conduct of business of the Company or any Subsidiary of the Company or (c) is a director or officer of the Company or either of the Petrodrills.

     5.07 No Illegal or Improper Transactions. Neither Maritima, any Maritima Seller, any other Affiliate of Maritima or any shareholder, director, officer or employee of any of the foregoing has or has caused to be (a) paid, offered or promised to pay, or authorized the payment, directly or indirectly through any other Person or firm, of any monies or anything of value to (i) any Person or firm employed by or acting for or on behalf of any Person, whether private or governmental, or (ii) any government official or employee or any political party or candidate for political office, for the purpose of illegally inducing or rewarding any action by any governmental official favorable to the Company or any other Person in connection with the Company's or one of its Subsidiaries' business or (b) taken any other act that, if taken by a Person subject to United States law, would violate the United States Foreign Corrupt Practices Act.

     5.08 Disclosure. To the best knowledge of Maritima and Sellers having made diligent inquiry, neither this Agreement nor any Transaction Document nor any letter, certificate or other document furnished by Maritima, any Maritima Seller or any other Relevant Maritima Affiliate to Buyer or any Relevant Buyer Affiliate or any of their representatives pursuant to this Agreement or any Transaction Document or in connection with the subject matter of this Agreement or any Transaction Document contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein and herein not misleading. There is no fact known to Maritima, any Maritima Seller or any other Relevant Maritima Affiliate that has a Material Adverse Effect that has not been set forth in this Agreement or heretofore communicated to Buyer in writing.

     5.09 Convertible Notes, Converted Stock and Amethyst II Shares. Maritima and Sellers have such knowledge and experience in financial and business matters as enables each of them to evaluate the merits and risks of an investment in the Convertible Notes, the Pride

Common Stock into which the Convertible Notes may be converted (the "Converted Stock") and the Amethyst II Shares and each of Maritima and Sellers has, independently and without reliance on Buyer, Westville, First Reserve, the Company or its Subsidiaries, Amethyst II or its Subsidiaries or any Affiliate of Buyer, made its own credit analysis and decision to invest in the Convertible Notes, the Converted Stock and the Amethyst II Shares. Each of Maritima and Sellers is an "accredited investor" as defined in Rule 501 under the Securities Act. Each of Maritima and Sellers is acquiring the Convertible Notes, the Converted Stock and the Amethyst II Shares for its own account and not with a view to its resale or redistribution in violation of the Securities Act. Each of Maritima and Sellers knows and understands that the Convertible Notes, the Converted Stock and the Amethyst II Shares have not been registered under the Securities Act, that no Person may transfer the Convertible Notes, the Converted Stock or the Amethyst II Shares except pursuant to an effective registration statement under the Securities Act or in a transaction which, in the written opinion addressed to Buyer or Amethyst II, as the case may be, of counsel acceptable to Buyer or Amethyst II, as the case may be, is exempt from the registration requirements of the Securities Act and that a legend to that effect shall be included on the Convertible Notes and the certificates representing the Amethyst II Shares and, when issued, the certificates representing the Converted Stock.

     5.10 No Undisclosed Actions. None of Maritima, Sellers or any Affiliate of Maritima has taken any action, or failed to take any action, in respect of the Company or either of the Petrodrills or their respective ownership or operations or business (or caused the Company or the Petrodrills to take any such action or fail to take any such action), nor, to the best knowledge of Maritima and Sellers having made diligent inquiry, has the Company nor either of the Petrodrills taken any such action, that has not been disclosed in writing to Buyer or been taken or not taken without compliance with the Company's or the Petrodrills' governing documents, applicable law, the Amethyst Financial Company Ltd. Shareholders' Agreement dated November 5, 1998 by and among Sellers and Westville or any other agreements among some or all of the Parties to this Agreement or otherwise relating to or affecting any of the assets or the conduct of business of the Company or any Subsidiary of the Company.

     5.11 Foreign Source Income. Each of Maritima, each Seller and UKGB is classified as a foreign corporation for U.S. tax purposes or would be so classified if such classification were relevant for any purpose. More than 80% of the gross income of each of Maritima, each Seller and UKGB for the past three years has been derived from sources without the United States.

                                  ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF FIRST RESERVE

     First Reserve hereby represents and warrants to Buyer, Sellers and Maritima prior to giving effect to the transactions contemplated by this Agreement and the Transaction Documents that:

       6.01 Authority. Each of Fund VIII and Fund VII has all requisite partnership power and authority to execute and deliver this Agreement and to consummate the transactions to be performed under this Agreement by that fund. The execution and delivery of this Agreement and the consummation of the transactions to be performed under this Agreement by each of Fund VIII and Fund VII have been duly and validly authorized by all necessary action on the part of the general partner of such fund, and no other partnership or similar proceedings are necessary to authorize the execution and delivery of this Agreement by Fund VIII or Fund VII or to consummate the transactions to be performed under this Agreement by such fund. This Agreement has been duly and validly executed and delivered by each of Fund VIII and Fund VII, and this Agreement constitutes a valid and binding agreement of each of Fund VIII and Fund VII, enforceable against it in accordance with its terms, except that the enforcement may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

       6.02 Consents and Approval; No Violation. Neither the execution and delivery of this Agreement by Fund VIII or Fund VII, the consummation of the transactions to be performed under this Agreement by Fund VIII or Fund VII, nor compliance by Fund VIII or Fund VII with any of the provisions of this Agreement will (a) conflict with or result in any breach of any provisions of the Agreement of Limited Partnership of Fund VIII or Fund VII, (b) require any material consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, except for consents, approvals, authorizations, permits, filings or notifications which have been obtained or made, (c) result in a default (with or without due notice or lapse of time or both) or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material indentures or loan or credit agreements and guaranties of any such obligations to which Fund VIII or Fund VII is a party or by which Fund VIII or Fund VII or any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained, or (d) violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Fund VIII or Fund VII or any of its assets.

       6.03 Amethyst II Shares. Each of Fund VIII and Fund VII has such knowledge and experience in financial and business matters as enables it to evaluate the merits and risks of an investment in the Amethyst II Shares. Each of Fund VIII and Fund VII is an "accredited investor" as such term is defined in Rule 501 under the Securities Act. Each of Fund VIII and Fund VII is acquiring the Amethyst II Shares for its own account and not with the view to resale or redistribution thereof in violation of the Securities Act; provided, however, that each of Fund VIII and Fund VII shall at all times retain full power and authority over the transfer of its properties and assets. Each of Fund VIII and Fund VII acknowledges that it may not transfer the Amethyst II Shares except pursuant to an effective registration statement under the Securities Act or in a transaction which, in the written opinion addressed to Amethyst II of counsel acceptable to Amethyst II, is exempt from the registration requirements of the Securities Act, and that a legend to such effect shall be included on the certificate representing the Amethyst II Shares; provided, however, that First Reserve shall not be required to deliver such opinion of counsel upon any transfer of its Amethyst II Shares to Buyer pursuant to the provisions of the Exchange Agreement and the Purchase Agreement.

       6.04 Broker's or Finder's Commissions. Neither Fund VII nor Fund VIII has, directly or indirectly, employed any broker, finder or intermediary in connection with the transactions contemplated by this Agreement or the Transaction Documents that might be entitled to a fee or commission from Buyer, Maritima, Sellers, Westville, the Company or its Subsidiaries, Amethyst II or its Subsidiaries or any Affiliate of Buyer or Maritima upon the execution of this Agreement or the Transaction Documents or the consummation of the transactions contemplated by this Agreement and the Transaction Documents.

                                  ARTICLE VII

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to Sellers, Maritima and First Reserve prior to giving effect to the transactions contemplated by this Agreement and the Transaction Documents that:

     7.01 Incorporation; Qualification. Each of Buyer and the Relevant Buyer Affiliates is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own, lease and operate the properties and assets each currently owns, leases or operates and to carry on its business as is currently being conducted. Each of Buyer and the Relevant Buyer Affiliates is duly licensed or duly qualified to do business and is in good standing (to the extent the concept of good standing is applicable in such jurisdiction) under the laws of each jurisdiction in which the character of the properties and assets that it now owns, leases or operates or the nature of the business it now conducts requires it to be so duly licensed or duly qualified, except where the failure to be so duly licensed or duly qualified do not have a Material Adverse Effect.

     7.02 Authorization of Agreement. Each of Buyer and the Relevant Buyer Affiliates has full corporate power and authority (a) to execute and deliver this Agreement and the Transaction Documents to which it is party, (b) to consummate the transactions contemplated by this Agreement and the Transaction Documents that are to be consummated by it, and (c) to perform all of the terms and conditions of this Agreement and the Transaction Documents that are to be performed by it. The execution and delivery by each of Buyer and the Relevant Buyer Affiliates of this Agreement and the Transaction Documents to which it is party, the consummation by each of Buyer and the Relevant Buyer Affiliates of the transactions contemplated by this Agreement and the Transaction Documents that are to be consummated by it and the performance by each of Buyer and the Relevant Buyer Affiliates of all of the terms and conditions of this Agreement that are to be performed by it have been duly authorized and approved by all requisite corporate action on the part of each of Buyer and the Relevant Buyer Affiliates. Each of Buyer and the Relevant Buyer Affiliates has duly and validly executed and delivered this Agreement and the Transaction Documents to which it is party. This Agreement and the Transaction Documents to which any of Buyer and the Relevant Buyer Affiliates are parties constitute the legal, valid and binding obligations of those of Buyer and the Relevant Buyer Affiliates that are parties thereto, enforceable against each of those of Buyer and the Relevant Buyer Affiliates that are parties thereto in accordance with their respective terms and conditions, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law or under applicable legal codes).

     7.03 Consents and Approvals; No Violation. Except as set forth in Schedule 7.03, neither (a) the execution or delivery by each of Buyer and the Relevant Buyer Affiliates of this Agreement or any of the Transaction Documents to which it is party, nor (b) the fulfillment and compliance by each of Buyer and the Relevant Buyer Affiliates with the terms and conditions of this Agreement or the Transaction Documents to be complied with by it, nor (c) the consummation by each of Buyer and the Relevant Buyer Affiliates of the transactions contemplated by this Agreement and the Transaction Documents that are to be consummated by it will:

          (w) conflict with, result in a breach of or require the consent of any Person under any of the terms, conditions or provisions of the articles of association, memorandum of association, articles of incorporation, bylaws or equivalent governing instruments of Buyer or any Relevant Buyer Affiliate;

          (x) violate any provision of, or require any filing, consent, authorization, notice or approval under, any law, regulation, order, award, judgment, writ, injunction or decree applicable to, or binding upon, Buyer or any Relevant Buyer Affiliate;

          (y) conflict with, result in a breach of or default (without regard to requirements of notice or the lapse of time or both) under, give rise to any right of termination, cancellation or acceleration under, or require any consent, authorization, notice or approval under, the terms, conditions or provisions of (i) any mortgage, note, bond, indenture, loan or credit agreement or other agreement or instrument evidencing indebtedness for borrowed money to which any of Buyer or the Relevant Buyer Affiliates is a party or by which any of them is bound or to which any of their properties is subject or (ii) any other agreement, contract, lease, license or other instrument to which any of Buyer or the Relevant Buyer Affiliates is a party or by which any of them is bound or to which any of their properties is subject; or

          (z) result in the creation or imposition of any Encumbrance on any of the assets of Amethyst II or any of its Subsidiaries;

except, in the case of clauses (x) and (y) of this Section 7.03, to the extent of any matters that do not, individually or in the aggregate, have a Material Adverse Effect.

     7.04 No Brokers. Neither Buyer or any Relevant Buyer Affiliate has, directly or indirectly, employed any broker, finder or intermediary in connection with the transactions contemplated by this Agreement or the Transaction Documents that might be entitled to a fee or commission from Maritima, Sellers, First Reserve, the Company or its Subsidiaries, Amethyst II or its Subsidiaries or any Affiliate of Maritima upon the execution of this Agreement or the Transaction Documents or the consummation of the transactions contemplated by this Agreement and the Transaction Documents.

     7.05 Amethyst II Shares. Westville has such knowledge and experience in financial and business matters as enables it to evaluate the merits and risks of an investment in the Amethyst II Shares and Westville has, independently and without reliance on Maritima, Sellers, First Reserve, the Company or its Subsidiaries, Amethyst II or its Subsidiaries or any Affiliate of

Maritima, made its own credit analysis and decision to invest in the Amethyst II Shares. Westville is an "accredited investor" as defined in Rule 501 under the Securities Act. Westville is acquiring the Amethyst II Shares for its own account and not with a view to its resale or redistribution in violation of the Securities Act. Westville knows and understands that the Amethyst II Shares have not been registered under the Securities Act, that Westville may not transfer the Amethyst II Shares except pursuant to an effective registration statement under the Securities Act or in a transaction which, in the written opinion addressed to Amethyst II of counsel acceptable to Amethyst II, is exempt from the registration requirements of the Securities Act and that a legend to that effect shall be included on the certificates representing the Amethyst II Shares.

     7.06 Buyer SEC Documents. Each report, schedule, registration statement and definitive proxy statement filed by Buyer with the SEC since January 1, 2000 (collectively, the "Buyer SEC Documents") complied, as of the date of its filing, with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC under the Securities Act or the Exchange Act, as the case may be, applicable to that Buyer SEC Document. No Buyer SEC Document, as of the date of its filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated in that Buyer SEC Document or necessary to make the statements in that Buyer SEC Document not misleading in light of the circumstances under which those statements were made. The financial statements of Buyer included in the Buyer SEC Documents, as of their date of filing, complied as to form in all material respects with the published rules and regulations of the SEC with respect to those financial statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes to those financial statements or, in the case of unaudited financial statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly presented, in accordance with applicable requirements of GAAP applied on a consistent basis (subject, in the case of unaudited financial statements, to normal, recurring adjustments, none of which are material), the consolidated financial position of Buyer and its consolidated subsidiaries as of the date of those financial statements and the consolidated results of operations and the consolidated cash flows of Buyer and its consolidated subsidiaries for the periods presented in those financial statements.

     7.07 Eligibility to Use Form S-3. Buyer meets the requirements for use of Form S-3 under the Securities Act and has filed all material reports required to be filed under the Exchange Act in a timely manner during the last 12 months.

                                 ARTICLE VIII

                      ADDITIONAL AGREEMENTS AND COVENANTS

     8.01 Covenants of Maritima. Maritima shall cause each Maritima Seller and each other Affiliate of Maritima to perform its duties, liabilities, covenants and obligations under, and in connection with, this Agreement and the other Transaction Documents.

     8.02 Covenant of Buyer. Buyer shall cause each Affiliate of Buyer to perform its duties, liabilities, covenants and obligations under, and in connection with, this Agreement and the other Transaction Documents.

     8.03 Convertible Notes; Converted Stock. Each of Maritima and each Seller acknowledges that neither the Convertible Notes nor the Converted Stock has been registered under the Securities Act and that a legend to that effect shall be included on the Convertible Notes and, when issued, on the certificates representing the Converted Stock. Neither Maritima nor either Seller shall transfer the Convertible Notes or the Converted Stock except pursuant to an effective registration statement under the Securities Act or in a transaction which, in the written opinion addressed to Buyer of counsel acceptable to Buyer, is exempt from the registration requirements of the Securities Act. Each of Maritima and each Seller is an "accredited investor" (as such term is defined in Rule 501(a) promulgated under the Securities Act) and has, independently and without reliance on Buyer or any of its Affiliates, made its own credit analysis and decision to invest in the Convertible Notes and the Converted Stock and agrees that neither Buyer nor any of its Affiliates shall have any responsibility or liability for the accuracy or adequacy of any information based on which each of Maritima and each Seller made that analysis or decision other than to the extent of Buyer's representations in this Agreement.

     8.04 Amethyst II Shares. Each of Westville, Sellers and First Reserve acknowledges that the Amethyst II Shares have not been registered under the Securities Act and that a legend to that effect shall be included on the certificates representing the Amethyst II Shares. Neither of Westville, Sellers or First Reserve shall transfer the Amethyst II Shares except pursuant to an effective registration statement under the Securities Act or in a transaction which, in the written opinion addressed to Amethyst II of counsel acceptable to Amethyst II, is exempt from the registration requirements of the Securities Act; provided, however, that First Reserve shall not be required to deliver such opinion of counsel upon any transfer of its Amethyst II Shares to Buyer pursuant to the provisions of the Exchange Agreement and the Purchase Agreement. Each of Westville, Sellers and First Reserve is an "accredited investor" (as such term is defined in Rule 501(a) promulgated under the Securities Act) and has, independently and without reliance on any other Party or any of its Affiliates, made its own credit analysis and decision to invest in the Amethyst II Shares and agrees that no other Party nor any of its Affiliates shall have any responsibility or liability for the accuracy or adequacy of any information based on which each of Westville, Sellers and First Reserve made that analysis or decision.

     8.05 Obligations of the Joint Venture Companies. Each of Buyer, Maritima, Sellers and First Reserve shall vote or cause to be voted its shares and the shares of its Affiliates in, and shall take or cause to be taken all actions that may be taken as a result of its direct or indirect interests in, each Joint Venture Company to cause that Joint Venture Company to comply with its duties, liabilities, covenants and obligations under, and in connection with, this Agreement and the other Transaction Documents.

     8.06 Waiver of Option to Purchase Fund VII Shares and Fund VIII Shares. In the event Buyer and First Reserve perform their respective obligations under the Exchange Agreement pursuant to Section 4.02(k), (a) Sellers hereby waive their right to exercise the option granted to them by Buyer pursuant to the letter agreement dated September 14, 1999 between Buyer and Sellers (the "September 14 Agreement") to the extent relating to the Shares exchanged by First Reserve pursuant to the Exchange Agreement and (b) Buyer and Sellers hereby agree that the Amethyst II Shares distributed to First Reserve shall be subject to the September 14 Agreement and that references in the September 14 Agreement to (a) "Exchangeable Stock" and "Amethyst Stock" shall be references to those Amethyst II Shares, (b) "Amethyst" shall be to Amethyst II and (c) the "Purchase Agreement" shall be to the Purchase Agreement as amended by the Exchange Agreement.

     8.07 Further Assurances. From time to time before, on or after the Closing Date, each Party shall, as and when reasonably requested by any other Party, execute and deliver or cause to be executed and delivered to that other Party any and all additional agreements, documents, instruments and writings, and take or cause to be taken any and all further action, that, in the reasonable opinion of that other Party or its counsel, are required to consummate the transactions contemplated by this Agreement or any Transaction Document or to demonstrate or evidence compliance with the terms of this Agreement or any Transaction Document or the accuracy of any representation or warranty set forth in this Agreement or any Transaction Document.

                                  ARTICLE IX

                                     TAXES

     9.01  Liability for Taxes.

          (a) The Company shall be responsible for filing or causing to be filed all Tax Returns or reports of the Company and each of its Subsidiaries and for making or causing to be made any required payments with respect to those returns or reports. Amethyst II shall be responsible for filing or causing to be filed all Tax Returns or reports of Amethyst II and each of its Subsidiaries and for making or causing to be made any required payments with respect to those returns or reports.

          (b) Unless the Buy-Sell Parties otherwise agree in writing, or unless a Party which is required to prepare a Tax Return shall have received an opinion of counsel that there is no reasonable basis for preparing such return in compliance with the remainder of this sentence, all Tax Returns (including amendments thereto) described in this Section 9.01(b) filed after the date of this Agreement for any taxable period ending on or before or including the Closing Date, in the absence of a controlling change in law, shall be prepared on a basis consistent with the elections, accounting methods, conventions and principles of taxation used for the most recent taxable periods for which Tax Returns involving similar matters have been filed. Upon request of a nonresponsible Buy-Sell Party, the party responsible for preparation of a particular Tax Return for such periods under this Section 9.01(b) shall make available a draft of such Tax Return (or relevant portions thereof) for review and comment by such nonresponsible Party. Subject to the provisions of this Agreement, all decisions relating to the preparation of Tax Returns shall be made in the sole discretion of the party responsible under this Agreement for such preparation.

          (c) Notwithstanding any other provision of this Agreement to the contrary, any liability for stock transfer Taxes, stamp Taxes or similar Taxes incurred in connection with this Agreement and the Transaction Documents and the transactions contemplated by this Agreement and the Transaction Documents shall be borne by the Company, and the Company shall file, to the extent required by law, all necessary Tax Returns and other documentation with respect to all such Taxes.

          (d) Sellers and First Reserve will cooperate with Buyer to enable the Company, the Petrodrills and Amethyst II to elect to be classified for federal tax purposes as a partnership or a disregarded entity pursuant to Treas. Reg. section 301.7701-3. With respect to such elections, the Company and Amethyst II hereby covenant that the Company and Amethyst II shall (i) cause such elections to be properly filed, (ii) cause the effective date of the election with respect to the Company to be prior to the Closing Date and (iii) cause the effective date of the election with respect to Amethyst II to be at least one day prior to the effective date of the election with respect to the Company. If Sellers are required to pay any U.S. federal income taxes solely as a result of the election made pursuant to this
     Section 9.01(d), Buyer shall reimburse Sellers for those U.S. federal income taxes; provided, however, that this sentence, as applicable to a Seller, shall have no force or effect if that Seller is or has ever been engaged in any U.S. business or trade or is or has ever been otherwise subject to U.S. federal income taxes for any reason other than the election made pursuant to this Section 9.01(d).

     9.02 Cooperation. Each Party shall provide another Party with any assistance that may reasonably be requested by that other Party in connection with the preparation of any Tax Return, any audit or other examination by any Taxing authority or any judicial or administrative proceedings relating to liability for Taxes, and each of the Parties shall retain and provide the requesting party with any records or information that may be relevant to such Tax Return, audit, examination, proceedings or determination. The information obtained by each Party pursuant to this Section 9.02 or pursuant to any other Section of this Agreement providing for the sharing of information or review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the Parties.

                                   ARTICLE X

                              REMEDIES CUMULATIVE

       Except as otherwise expressly provided in this Agreement, the remedies provided in this Agreement (including termination) shall be cumulative and shall not preclude assertion by any Party of any other rights or the seeking of any other remedies, including equitable remedies.

                                  ARTICLE XI

                                   EXPENSES

     Except to the extent specifically provided in this Agreement and whether or not the transactions contemplated by this Agreement and the Transaction Documents are consummated, all legal and other costs and expenses in connection with this Agreement and the Transaction Documents and the transactions contemplated by this Agreement and the Transaction Documents shall be borne by the Party that incurred such costs and expenses.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.01 Survival of Representations and Warranties. The representations and warranties set forth in this Agreement and in any certificate or instrument delivered in connection with this Agreement shall survive the Closing.

     12.02 Notices. All notices and other communications given under this Agreement shall be in writing and shall be deemed to have been given when actually delivered to the recipient by internationally recognized courier, telecopy or personal delivery. Such notices and other communications shall be sent to the Parties at the respective addresses indicated below:

               (A) If to Buyer, Westville, the Company or Amethyst II, to:

                   Pride International, Inc.
                   Attn: Corporate Secretary
                   5847 San Felipe, Suite 3300
                   Houston, Texas 77057
                   Telecopy: 713-914-9796

               (B) If to Maritima or the Maritima Sellers, to:

                   Maritima Petroleo e Engenharia Ltda.
                   Avenida Almirante Barroso,
                   52 Gr. 3400
                   Centro
                   Rio de Janeiro
                   Brazil
                   Telecopy: 55-21-220-6566

               (C) If to First Reserve, to:

                   c/o First Reserve Corp.
                   Attn: Thomas Denison, Esq.
                   1801 California Street
                   Denver, Colorado 80202
                   Telecopy: 303-382-1275

                   with a copy to:

                   Gibson, Dunn & Crutcher LLP
                   Attn: Beau Stark
                   1801 California, Suite 4100
                   Denver, Colorado 80202
                   Telecopy: 303-313-2839

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     12.03 Entire Agreement; No Waivers. This Agreement, together with the Schedules and Exhibits to this Agreement, sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, arrangements and understandings relating to the subject matter of this Agreement, including the Heads of Terms, the Supplemental Terms and the Pride Letter. No representation, warranty, promise, inducement or statement of intention has been made by any Party which is not embodied in this Agreement, and no Party shall be bound by, or liable for, any alleged representation, warranty, promise, inducement or statement or intention not set forth in this Agreement. This Agreement may be amended, modified, superseded or canceled, and any of the terms, provisions, representations, warranties or conditions of this Agreement may be waived, only by a written instrument executed by all of the Parties or, in the case of a waiver, by the Party waiving compliance. The failure of any Party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right of that Party later to enforce that provision. No waiver by any Party of any condition, or of the breach of any term, provision, representation or warranty contained in this Agreement or in any written statements, certificates or other such documents to be delivered pursuant to this Agreement or in connection with the transactions contemplated by this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as (i) a further or continuing waiver of any such condition or breach, (ii) a waiver of any other condition or breach or (iii) a breach of any other term, provision, representation or warranty.

     12.04 Governing Law; Jurisdiction; Venue. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES OF THOSE LAWS THAT WOULD APPLY THE LAWS OF A DIFFERENT JURISDICTION. THE PARTIES HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     12.05 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.06 Assignments and Third Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party shall assign this Agreement or any part of this Agreement without the prior written consent of the other Party, except that any Party may, at any time after the Closing, assign its rights but not its obligations under this Agreement to an Affiliate. Nothing in this Agreement shall entitle any Person other than Buyer, Sellers, First Reserve, Maritima, Westville, the Company and Amethyst II and their respective permitted successors and assigns to any claim, cause of action, remedy or right of any kind.

     12.07 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any Party. Upon any binding determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the end that the transactions contemplated by this Agreement may be completed to the extent possible.

     12.08 Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same agreement.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above.

                              PRIDE INTERNATIONAL, INC.


                              By: /s/ Robert W. Randall
                                 -----------------------------------
                                 Name: Robert W. Randall
                                 Title:

                              DRILLPETRO INC.


                              By: /s/ German Efromovich
                                 -----------------------------------
                                 Name: German Efromovich
                                 Title:

                              TECHDRILL INC.


                              By: /s/ German Efromovich
                                 -----------------------------------
                                 Name: German Efromovich
                                 Title:

                              FIRST RESERVE FUND VIII, L.P.


                              By: First Reserve GP VIII, L.P.,
                                  its General Partner

                              By: First Reserve Corporation,
                                  its General Partner


                              By:  /s/ Thomas R. Denison
                                  -----------------------------------
                                 Thomas R. Denison
                                  Managing Director

                              FIRST RESERVE FUND VII, LIMITED
                              PARTNERSHIP

                              By: First Reserve GP VII, L.P.,
                                  its General Partner

                              By: First Reserve Corporation,
                                  its General Partner


                              By: /s/ Thomas R. Denison
                                 -----------------------------------
                                  Thomas R. Denison
                                  Managing Director

                              MARITIMA PETROLEO E
                              ENGENHARIA LTDA.


                              By: /s/ German Efromovich
                                 -----------------------------------
                                 Name: German Efromovich
                                 Title:

                              WESTVILLE MANAGEMENT CORPORATION


                              By: /s/ Robert W. Randall
                                 -----------------------------------
                                 Name: Robert W. Randall
                                 Title:

                              AMETHYST FINANCIAL COMPANY LTD.


                              By: /s/ Robert W. Randall
                                 -----------------------------------
                                 Name: Robert W. Randall
                                 Title:

                              PRIDE AMETHYST II LTD.


                              By: /s/ German Efromovich
                                 -----------------------------------
                                 Name: German Efromovich
                                 Title:

                                   EXHIBIT A
                           FORM OF EXCHANGE AGREEMENT

                                   EXHIBIT B
                        FORM OF CONVERTIBLE SENIOR NOTE

                                   EXHIBIT C
                         FORM OF BANK LETTER OF CREDIT

                                   EXHIBIT D
                              FORM OF MACAE LEASE

                                   EXHIBIT E
                           FORM OF NEW FEE AGREEMENT

                                   EXHIBIT F
                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT G
                            FORM OF RESCHEDULED NOTE

                                   EXHIBIT H
                 FORM OF DEED RELATING TO THE AGENCY AGREEMENTS

                                   EXHIBIT I
                    FORM OF DEED RELATING TO SECTION 4.02(f)

                                   EXHIBIT J
                    FORM OF DEED RELATING TO SECTION 4.02(g)

                                   EXHIBIT J
                    FORM OF DEED RELATING TO SECTION 4.02(g)

                                   EXHIBIT K
            FORM OF DEED OF CONFIRMATION RELATING TO SECTION 4.02(h)

                                   EXHIBIT L
   FORM OF DEED OF AMENDMENT AND PARTIAL RELEASE, DISCHARGE, CANCELLATION AND
                    TERMINATION RELATING TO SECTION 4.02(H)

                                   EXHIBIT M
                   FORM OF AMETHYST II SHAREHOLDERS AGREEMENT

                                   EXHIBIT N
                       FORM OF MASTER AMENDMENT AGREEMENT

                                   EXHIBIT O
              FORM OF GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

                                   EXHIBIT P
                          FORM OF LETTER OF INDEMNITY

                                   EXHIBIT Q
               FORM OF LETTER IN RESPECT OF ADDITIONAL RECOVERIES

                                   EXHIBIT R
                        YEAR-END PRO FORMA BALANCE SHEET

                                   EXHIBIT S
               FORM OF DEED RELATING TO THE MINUTES OF AGREEMENT